EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EPOD International Inc. (the "Company") on Form 10-QSB for the fiscal period ended September 30 2006, as filed with the Securities and Exchange Commission on December 1, 2006 (the "Report"), I, Frank Wisehart, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 1, 2006
Vancouver, British Columbia	/s/ FRANK WISEHART
Frank Wisehart Chief Financial Officer EPOD International Inc.

A signed original of this written statement required by Section 906 has been provided to and will be retained by EPOD International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.